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                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

         I, Kent H. Harle, Chief Executive Officer of Redline Performance Products, Inc. (the "Company"), hereby certify, that to my knowledge:

                  (1) the Company's Quarterly Report on Form 10-QSB for the fiscal quarter ended September 30, 2003, as filed with the Securities and Exchange Commission (the "report"), fully complies with the requirements of
                           Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  (2) information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  November 14, 2003                              /s/ Kent H. Harle
                                                      --------------------------
                                                      Kent H. Harle
                                                      Chief Executive Officer

The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of the Form 10-QSB or as separate disclosure documents. A signed original of this written statement has been provided to Redline Performance Products, Inc. and will be retained by Redline Performance Products, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.